Exhibit 99.2

02BM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03HR8D + + Proposals — The Board of Directors recommend you vote “For” Proposals 1 and 2. A 1. Merger Proposal. A proposal to approve the merger agreement and the merger, pursuant to which Select Bancorp, Inc. will merge with and into First Bancorp 2. Adjournment Proposal. A proposal to adjourn the First Bancorp special meeting, if necessary or appropriate, to solicit additional proxies in favor of the First Bancorp merger proposal For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Special Meeting Proxy Card For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 511139 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ≈ You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/FBNC or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/FBNC Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted online or b y phone must b e received b y 11:59pm, ET on 9/16/2021 for shares held directly and b y 11:59pm, ET on 9/14/21 for shares held in First Bancorp’s 401(K) plan Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FBNC Special Meeting of Shareholders Proxy Solicited by Board of Directors for Special Meeting — September 17, 2021 Richard H. Moore and Elizabeth B. Bostian, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of First Bancorp to be held on September 17, 2021 or at any adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 and 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) First Bancorp — Revokable Proxy q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. Non-Voting Items C + + Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.envisionreports.com/FBNC Special Meeting Admission Ticket Special Meeting of First Bancorp Shareholders September 17, 2021, 1:30pm ET First Bancorp 300 SW Broad Street, Southern Pines, NC 28387 Upon arrival, please present this admission ticket and photo identification at the registration desk.

1UPX Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03HR9D + + For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q For Against Abstain Proposals — The Board of Directors recommend you vote “For” Proposals 1 and 2. A 1. Merger Proposal. A proposal to approve the merger agreement and the merger, pursuant to which Select Bancorp, Inc. will merge with and into First Bancorp 2. Adjournment Proposal. A proposal to adjourn the First Bancorp special meeting, if necessary or appropriate, to solicit additional proxies in favor of the First Bancorp merger proposal Special Meeting Proxy Card MMMMMMMMM 511139 MMMMMMMMMMMM

Special Meeting of Shareholders Proxy Solicited by Board of Directors for Special Meeting — September 17, 2021 Richard H. Moore and Elizabeth B. Bostian, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of First Bancorp to be held on September 17, 2021 or at any adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 and 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) First Bancorp — Revokable Proxy q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.edocumentview.com/FBNC